SCHEDULE 14A INFORMATION

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            IXION BIOTECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
              (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

                                      IXION

          Notice of Annual Meeting and Proxy Statement of Stockholders
                                  June 9, 2000


     The annual meeting of stockholders of Ixion Biotechnology, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at 13709 Progress Blvd., Alachua, Florida, on June 9, 2000 at 10:00 a.m., local time to:

     1. Elect seven directors for a term of one year;

     2. To approve an amendment to our 1994 Stock Option Plan to increase the number of shares available for the grant of options from 325,000 to 500,000;

     3. To ratify the selection of PricewaterhouseCoopers, LLP to audit our books and records for 2000; and

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 13, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

                                        By Order of the Board of Directors,



                                        Mary Trew
                                        Secretary

Alachua, Florida
April 28, 2000

                                    IMPORTANT

         If you do not expect to attend the meeting in person, please complete, date, and sign the enclosed proxy and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                      IXION

                            IXION BIOTECHNOLOGY, INC.
                          13709 Progress Blvd., Box 13
                                Alachua, FL 32615

                                                        April 28, 2000





                                 PROXY STATEMENT

                  For annual meeting of stockholders to be held
                             on Friday, June 9, 2000

                                     GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ixion Biotechnology, Inc. (the "Company" or "Ixion"), for use at the annual meeting of stockholders on June 9, 2000 at 10:00 a.m. local time, and at any postponements or adjournments thereof. We expect to distribute this proxy statement and the accompanying proxy card to stockholders about April 28, 2000.

         We will bear the cost of proxy solicitation. In addition to the use of mails, proxies may be solicited by telephone by our officers, directors, and regular employees, none of whom will be specially compensated for such services.

         Our annual report to stockholders for the fiscal year ended December 31, 1999, including audited financial statements, is included herewith, but does not constitute a part of this proxy statement.

         Holders of our common stock, of record at the close of business on April 13, 2000, are entitled to vote at the meeting. As of that date, there were 3,068,164 shares of common stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share outstanding in such stockholder's name.

         We presently have no other class of stock outstanding and entitled to be voted at the meeting. The presence in person or by proxy of stockholders composing a majority of all votes entitled to be cast at the meeting constitutes a quorum.

         Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares of common stock represented by each properly executed proxy will be voted at the meeting in accordance with each stockholder's directions. Stockholders should specify choices by marking the appropriate boxes on the enclosed proxy; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented at the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgement.

         Your execution of the accompanying proxy will not affect your right to attend the meeting and vote in person. Any stockholder giving a proxy has a right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted, or by attending the meeting and voting in person. If you are a stockholder of record and plan to attend the meeting, please return the proxy card with the "Annual Meeting" box marked. Admission to the meeting will be on a first-come, first served basis. Stockholders will be admitted upon verification of ownership at the door.

         Your proxy vote is important. Accordingly, please complete, sign, and return the accompanying proxy whether or not you plan to attend the meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

         The stockholders will elect seven directors at the annual meeting for a term of one year expiring at the 2001 annual meeting of the stockholders, and until the election and qualification of successors (or until earlier removal or resignation). In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or, if elected, will decline to serve. Directors will be elected by a plurality of the votes cast at the annual meeting. Withheld votes will not count toward such nominee's achievement of a plurality.

         Certain information is set forth below for each nominee for director. All of the nominees are presently directors and were previously elected by the stockholders.

         The Board of Directors unanimously recommends a vote FOR each of the nominees.

Nominees for Director



                                                                                                 Year First
                              Principal Occupations During Past Five                               Became
Name of Director      Age        Years and Certain Directorships                                   Director
----------------      ---     ---------------------------------------                              --------


Weaver H. Gaines      56   Mr. Gaines is a co-founder of Ixion and has been our Chairman and          1993
                           Chief Executive Officer and a Director since April, 1993.  He was also our President from April, 1993 to April, 1994.  From April to
                           November 1992, he was a Senior Advisor on the Washington campaign staff of Bush/Quayle 92.  He is also a director of Unified Financial
                           Services, Inc., an SEC-reporting company, AquaGene, Inc., and past
                           Chairman of the Board of BioFlorida, the Florida biotechnology trade association.

David C. Peck         52   Mr. David Peck is a co-founder of Ixion, a Director since March 1993,      1993
                           our President since April, 1994, and our Chief Financial Officer since May, 1995.  From October 1995, Mr. Peck has also been Chief
                           Executive Officer of BACOMPT, a printing company located in Carmel,
                           Indiana.  Mr. Peck is the brother of Dr. Peck, the Company's Chief
                           Scientist.

David M. Margulies    48   Dr. Margulies became a director and Executive Vice President and           1994
                           Chief Scientist of CareInsite, Inc. in 1999.  Concurrently, he is
                           Executive Vice President of Medical Manager Corp., CareInsite's
                           parent, a position he has held since 1997.  Both companies are


                                       3

                           publicly held.  From May 1996 to January 1997, Dr. Margulies was a founder  and Chairman and CEO of CareAgents, Inc., a developer of
                           Internet-based clinical commerce applications, which was acquired by
                           Medical Manager in January 1997.  From 1990 to May 1996, Dr.
                           Margulies was a Director, an Executive Vice President, and Chief
                           Scientist of Cerner Corporation, a publicly held company that supplies enterprise-level clinical applications.


Vincent P. Mihalik    49   Mr. Mihalik is presently Senior Vice President and General Manager,        1995
                           Lab Systems and Molecular Biochemicals, Roche Diagnostics.  From
                           September of 1996 until June 1998, he was Executive Vice President,
                           Group Personnel, Corange International Holding BV, the parent company of Boehringer Mannheim Corporation.  From 1994 to September of 1996,
                           he was Senior Vice President Global Marketing, Strategic Planning,
                           Patient Care, of Boehringer Mannheim Corporation.

Karl-E. Arfors       63    Dr. Arfors has been President of Experimental Medicine, Inc., a            1998
                           company he founded since 1993.  Previous experience includes various research positions with Pharmacia, AB, of Uppsala, Sweden, president and co-founder of the La Jolla Institute for Experimental Medicine, and executive director for biological sciences for the Liposome
                           Company.

Bengt Agerup         56    Dr. Agerup founded Q-Med AB of Uppsala, Sweden in 1987, and, since         1999
                           April 1999, has been its Vice President of Research and Development.
                           From 1995  to 1999, he was the Managing Director of Q-Med.
                           Previously he held executive and scientific positions with Pharmacia and Biomatrix.

Thomas P. Stagnaro   56    Mr. Stagnaro has been an independent consultant since 1998.  He is         1999
                           also currently a director of InKine Pharmaceutical Corporation, a public company and Intellivax International, Inc., a private company, and a member of the Board of Visitors to the University of Maryland
                           Biotechnology Institute.  From 1996 to 1998 he was President and CEO
                           and a director of 3-Dimensional Pharmaceuticals, Inc., a public company.  Previously he was a senior executive vice president and director of Nabi, Inc., a public company.


Committees of the Board of Directors

         The Bylaws provide that the board may designate an executive committee and other committees, each of which shall consist of one or more directors, and the board annually elects from its members of an Audit and Benefits Committee and an Executive Committee.

         Audit and Benefits Committee. The members of the Audit and Benefits Committee are Dr. Margulies, Dr. Arfors, Dr. Agerup, Mr. Stagnaro, and Mr. Mihalik, Chairman, all non-employee directors. This Committee, which met three times during 1999, recommends to the board the engagement of independent auditors, reviews the professional services to be rendered by the independent auditors, the scope of their audit, their fees, and the results of their engagement. The independent auditors meet periodically with the Committee and have unrestricted access to them. The Committee is also responsible for developing and executing plans for the compensation of the executive officers. Additionally, the Committee administers the terms and provisions of the 1994 Stock Option Plan (the "Option Plan") and the Board Retainer Plan, including the determination of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, and the exercise price, vesting schedule, and term of options or awards to be granted.

     Executive Committee. The members of the Executive Committee are Mr. Gaines and Mr. Peck. The Executive Committee has all of the powers of the Board permitted under the Delaware corporation law. There were no meetings of the Executive Committee during 1999.

Board Meetings and Attendance of Directors

         The Board of Directors had four meetings in 1999. All directors attended more than 75% of the aggregate of (i) the total number of meetings of the board held while they were members, and (ii) the total number of meetings held by all committees of the board.

           PROPOSAL 2: APPROVAL OF AMENDMENT TO 1994 STOCK OPTION PLAN

         In August 1994, the Board of Directors adopted, and the stockholders subsequently approved, the Ixion 1994 Stock Option Plan (the "Plan"). Under the Plan, there were 250,000 shares reserved for issuance to employees and consultants, and 75,000 shares reserved for issuance to directors and members of the scientific advisory board, for a total of 325,000 shares reserved under the Plan. In December 1999, the board amended the Plan, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the Plan from a total of 325,000 shares to a total of 500,000 shares, and to eliminate the separate reservations for employees and consultants, on the one hand, and directors and members of the scientific advisory board on the other. The board adopted this amendment in order to ensure that we can continue to grant options at levels determined to be appropriate by the board.

         At February 28, 2000, a total of 72,000 options had been granted to directors and members of the scientific advisory board and only 3,000 shares remained available for future grants to them under the Plan. Options for 109,400 shares have been issued to officers, employees, and consultants. 140,600 shares remained available for future grants to officers, employees, and consultants.

         We are asking stockholders in this Proposal 2 to approve the amendment to the Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

         The complete text of the Plan, as amended, is set forth in Exhibit A to this proxy statement. The essential features of the amended Plan are set forth below and are qualified in their entirety by reference to the full text of the Plan.

         Purpose. The purpose of the Plan is to provide incentive and an opportunity to participate in our growth, development, and financial success, to officers, directors, employees, consultants, and members of the scientific advisory board. All of our employees are eligible for participation.

         Stock Subject to the Plan. The Plan reserves a total of 500,000 shares of common stock for grant of options to directors, members of the scientific advisory board, employees and consultants.

         Types of Awards. The Plan permits the grant of both "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code") and nonqualified stock options.

         Unexercised Options. Any expired, unexercised option may be re-granted.

         Administration. The Audit and Benefits Committee (the "Committee) administers the Plan. The Committee must be composed of at least two outside directors (if there are two outside directors, otherwise such number of outside directors as are available for service) and has complete discretion to select the eligible individuals who are to receive option grants. Outside directors who are members of the Committee may not be awarded discretionary grants, but are awarded options for 2,000 shares upon election to the Committee and options for 2,500 shares, all exercisable at the then fair market value, annually thereafter. Other compensation for the members of the Committee shall be determined by the Board of Directors. The Company pays all expenses associated with administration of the Plan.

         Changes in Company Capitalization. If there is a recapitalization, reorganization, stock split, combination of shares, or stock dividend, or similar corporate actions, then the Committee shall make appropriate adjustments in the shares reserved for unissued options.

       Granting of Options. Any officer, director, employee, key consultant, or member of our Scientific Advisory Board is eligible for the grant of an option.

         Incentive Stock Options. Incentive stock options must qualify under
Section 422 of the Internal Revenue Code. The Committee has the absolute discretion to determine who shall receive options, the number of shares to be granted, whether the options shall be incentive stock options or nonqualified stock options, and the other terms and conditions of the options.

         Granting of Options to Outside Directors. Each outside director, other than members of the Committee, shall be granted options for 2,500 shares annually.

         Option Agreements. Each option is evidenced by a written stock option agreement.

         Option Exercise Price. The exercise price of incentive stock options may not be less than the fair market value of the shares on the date of grant (or 110% of the fair market value for incentive stock options granted to holders of 10% or more of our stock or any subsidiary of ours). The price may be paid in cash, by promissory note, or previously owned shares.

         Vesting. Generally, options become exercisable as to 20% of the shares subject to option after the optionee's first full year of continuous service with us and as to 1/12 of 20% of the shares at the end of each additional full month of continuous service thereafter. Options granted to members of the scientific advisory board generally vest at the rate of 25% at the end of each three-month period following the grant. Subject to certain exceptions, vested incentive stock options expire one year after the optionee's death or disability. Vested nonqualified options expire one year after termination of employment for any reason including death. Nonvested options expire upon termination of the relationship with the Company.

         Exercise Periods. No option may be exercised until it is vested. No incentive stock option may be exercised more than ten years after its grant date, or in the case of nonqualified stock options, ten years and one day after the date of its grant.

         Adjustments in Outstanding Options. If there is a recapitalization, reorganization, stock split, combination of shares, or stock dividend, or similar corporate actions, then the Committee shall make appropriate adjustments in the shares subject to outstanding options.

         Change of Control. In the event of a change of control, the Committee has the discretion to provide that options may not be exercised after a change of control, that they be immediately exercisable prior to a change of control, or consent to their being assigned or assumed by any successor entity.

         No Right to Continued Employment. The Plan does not restrict the Company in any way from terminating or discharging any optionee, for any reason, with or without cause.

         Exercise of Options. Generally, only an optionee may exercise an option. Options may be exercised in whole or in part by delivering to the Secretary a notice in writing stating that the option is exercised, accompanied by cash payment, or, with the consent of the Committee, shares of the Company or a promissory note.

         No Rights as Shareholders. Options are not shareholders, and have no rights or privileges as shareholders.

        Transfer Restrictions. Without approval by the Committee, shares received by any officer or director upon exercise of a stock option may not be transferred until at least six months have elapsed from the date the option was exercised.

         Nontransferability. No option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee, his or her guardian, or legal representative.

         Termination and Amendment. The Committee may at any time suspend or terminate the Plan, or make such modifications as it deems advisable, except that the Plan cannot be changed to increase the cost to the Company. However, without approval by the shareholders within 12 months, before or after action by the Committee, the Committee may not increase the number of shares subject to the Plan, materially modify the eligibility requirements, reduce the minimum option price requirements or otherwise amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 of the SEC. A termination of the Plan may not affect the rights of outstanding options.

           The Board of Directors recommends a vote FOR Proposal 2.
                       PROPOSAL 3: DESIGNATION OF AUDITORS

         Upon the recommendation of the Audit and Benefits Committee, the Board of Directors has designated PricewaterhouseCoopers LLP to audit the books and accounts of the Company for the year ending December 31, 2000, and will offer a resolution at the annual meeting to ratify the designation. Representatives of the auditors are not expected to be present at the meeting.

         The Board of Directors recommend a vote FOR Proposal 3.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgement.

                             EXECUTIVE COMPENSATION

Compensation of Directors

         Employees and consultants of the Company who are also directors of the Company receive no additional remuneration for fulfilling their role as director.

         Pursuant to our Board Retainer Plan, non-employee directors receive a grant of 5,000 shares of common stock upon election to our board, and, during the duration of the Board Retainer Plan, will receive 1,000 shares annually thereafter, immediately following the annual meeting at which they are reelected to the board. They also receive reimbursement of their expenses to attend board meetings. In July of 1999, Dr. Margulies, Mr. Mihalik, and Dr. Arfors each received 1,000 shares under the Board Retainer Plan, and Dr. Agerup and Mr. Stagnaro received 5,000 shares. In addition, non-employee directors are eligible to receive options under the terms of the 1994 Stock Option Plan as determined by the Audit and Benefits Committee. Non-employee directors who are members of the

Audit and Benefit Committee may not be awarded discretionary option grants, but will receive a grant of options to purchase 2,000 shares of our common stock upon appointment to the Committee, and options to purchase an additional 2,500 shares annually thereafter. As described above, options vest over a five-year period, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In 1999, Dr. Margulies, Mr. Mihalik, and Dr. Arfors each received an automatic annual grant under the 1994 Stock Option Plan of a nonqualified option to purchase 2,500 shares of Common Stock and Dr. Agerup and Mr. Stagnaro received nonqualified options to purchase 2,000 shares upon their election to the Audit and Benefits Committee. Dr. Arfors also received nonqualified options to purchase 2,000 shares in 1999, which should have been awarded upon his election to the Committee in 1998. All nonqualified options were awarded at an exercise price of $4.00 per share.

Consulting Agreement with Mr. Stagnaro

         Mr. Stagnaro is a consultant to us under a consulting agreement dated September 21, 1998. Pursuant to this agreement, Mr. Stagnaro is acting as a non-exclusive finder in connection with our search for strategic partners and investors and provides certain product development services. We do not pay Mr. Stagnaro a retainer, but we do reimburse expenses incurred on our behalf and pay consulting fees in connection with services unrelated to the search for strategic partners and investors. We paid Mr. Stagnaro $688 in consulting fees in 1999. In the event of a transaction between us and a party introduced by Mr. Stagnaro, we will pay compensation of 5% of the first million, 3% of the second million, and 1% of all amounts over $2 million.

Research Collaboration with Dr. Arfors

         Dr. Arfors is a research collaborator with us and from time to time may be awarded contracts to perform certain research services in connection with our diabetes research. We do not pay him a retainer. On September 30, 1999, we received notice that the NIH had awarded us a $200,000 grant to fund diabetes research pursuant to a grant application listing Dr. Arfors as a subcontractor. Dr. Arfors's lab will receive $25,000 from the NIH funds over a 23-month period, of which a total of $15,000 is to defray a portion of Dr. Arfors's salary. No payments have been made to date under this award.

Summary Compensation Table

         The following table summarizes the compensation of those persons who were, at December 31, 1999, the Company's Chairman and Chief Executive Officer, its President, and its Senior Vice President and Chief Scientist, for the years ended December 31, 1997, 1998, and 1999.

                           Summary Compensation Table

                                             Annual
                                                                          Long-Term Compensation

                                          Compensation                        Awards

                                                             Restricted
                                                       All      Stock             Securities
         Name             Year              Bonus     Other     Awards    Underlying Options/SARs
                                    Salary

Weaver H. Gaines   ....     1997   $95,000      $0       $0         $0                 0
Chairman and CEO            1998   $95,000      $0       $0         $0              19,000
                            1999   $95,000   $32,775     $0         $0              15,000

David C. Peck (1)......     1997   $60,000      $0       $0         $0                 0
President & CFO             1998   $60,000      $0       $0         $0              12,000
                            1999   $60,000   $20,700     $0         $0              12,000

Ammon B. Peck (2)......     1997   $50,000      $0       $0         $0                 0
Sr. V.P. & Chief Scientist  1998   $50,000      $0       $0         $0              10,000
                            1999   $50,000   $17,250     $0         $0              10,000


(1) Mr. Peck joined the Company in April 1994. He is paid a consulting fee rather than a salary.
(2) Dr. Peck began consulting for the Company on June1,1994. He is paid a consulting fee rather than a salary.

Executive Compensation and Employment Arrangements

         In August, 1994, the Board of Directors adopted an annual incentive compensation plan administered by the Audit and Benefits Committee, pursuant to which officers, employees, and key consultants may be awarded bonuses based on our performance. The plan year runs from July 1 to June 30. Awards and performance goals are set by the Audit and Benefits Committee. For senior vice president and above, awards could range up to 50% of base salary; vice presidents, up to 30% of base salary; research director/associate research director, up to 20% of participant's base salary; and all others, up to 15% of base salary. For each participant, the award ranges from the maximum award, if we achieve 100% of our approved goals, to no award, if we achieve less than 70% of our approved goals. Awards for 1998-1999 were awarded in July of 1999. Awards, if any, for 1999-2000, will be determined following the annual meeting.

         In January, 1994, the Board of Directors adopted a Deferred Compensation Plan for our officers, key employees, and key consultants, permitting such persons to defer the receipt of all or a portion of their compensation. Under the Deferred Compensation Plan, an unfunded deferred compensation account is established for each participant. Our only obligation is to make the payments when they become payable if we have sufficient cash to do so. Any amount credited to accounts is solely for record-keeping, and is not held in trust or in escrow or in any way vested in the participant. Payments under the Deferred Compensation Plan are made only upon termination of employment (which may be by death, disability, retirement, or otherwise) and may be in a lump sum or as an annuity. In the case of certain senior participants, if termination is by death or dismissal without cause, at the election of the participant, the balance in his account may be converted into our common stock at a price per share not greater than the lowest price per share (adjusted for stock splits, stock dividends, the issuance of convertible securities, warrants, or options, or other dilution) at which our shares have been issued (or agreed to be issued) at any time in the 365 days preceding the date of termination. A termination is deemed without cause for substantially the same occurrences described under "Employment Agreements," below. Amounts in the account bear interest, compounded annually, at a rate established by the Board of Directors annually, based on the 30-year treasury bond rate in effect on January 1 of any given year, plus 1%. The rate was 6.29% during 1999. Effective January 1, 2000, the rate established by the board is 7.477%.

         We have entered into written agreements (the "Employment Agreements") with two of our executive officers, Messrs. Gaines and D. Peck, which currently provide for annual base compensation of $95,000 and $60,000, respectively. Base compensation levels are to be reviewed at least annually. Upon a determination by the board that we have obtained adequate financing, base compensation may be increased to not less than the average cash base compensation reported by an appropriate salary survey (as determined by the board) for executive officers at biotechnology companies of equivalent size and status. The effective date of the Employment Agreements is August 31, 1994, and the current term of each expires December 31, 2001. The Employment Agreements are renewable automatically for one-year terms unless either party gives written notice of termination at least 92 days before the end of the then current term. Annual bonus compensation, if any, shall be determined by the Board of Directors.

         The Employment Agreements provide that either we or the executive has the right to terminate the agreement at any time upon 60 days' notice. A termination by Ixion "for cause" or by the executive not for "Good Reason" is effective without further benefits, upon a finding by the Board of Directors. Termination without cause (as defined in the Employment Agreements), or termination by the executive for "Good Reason" (as defined in the Employment Agreements) requires us to pay severance benefits equal to the aggregate base salary at the then current rate payable through the end of the then current term, but not less than two times the executive's base compensation. In addition, the employee is eligible for annual bonus compensation calculated in accordance with the Annual Bonus Plan. Finally, all restricted stock is immediately vested, all outstanding stock options are immediately vested and accelerated, and the executives have the right to purchase common stock pursuant to the terms of the Deferred Compensation Plan. Termination is deemed without cause or for "Good Reason" if

          o there is a reduction in the executive's annual aggregate compensation or benefits,
          o there is a diminution in the executive's position, powers, authority, duties, or responsibilities, or
          o there is a material breach of the Employment Agreement by Ixion.

         The Employment Agreements contain covenants that an executive must refrain from engaging in any business competitive with us during the period of his employment and for six months after termination or resignation and must not use, disclose or make accessible to any third party any of our proprietary information during the period of his employment, or thereafter. All inventions relating to biotechnology generally conceived while rendering services us must be assigned to us.

         We have an exclusive consulting agreement expiring on December 31, 2003, with Dr. Ammon B. Peck for consulting services relating to our business and technology. The fee is $50,000 per year. Dr. Peck is obligated to devote 48 days of service per year to us, including travel time, and has agreed not to engage in competitive activities with Ixion during the term of the agreement, or for two years thereafter. Generally, under the terms of Dr. Peck's employment by the University of Florida, the latter has a right of first refusal to any intellectual property and must approve waivers by Dr. Peck of the University's intellectual property rights in any consulting agreement. Dr. Peck has agreed to assign to us any inventions or intellectual property rights developed by him while performing services under the consulting agreement in any inventions or intellectual property rights waived by the University. The consulting agreement may be canceled by either party on 30 days' written notice. We have a life insurance policy on the life of Dr. Peck in the amount of $500,000 payable to us.

Option Tables

         The following table sets forth certain information concerning all stock option grants to our executive officers to date.

                      Option/SAR Grants in Last Fiscal year
                               (Individual Grants)


                            Number of Securities     % of Total Options/SARs
                                 Underlying          Granted to Employees in     Exercise Price
          Name              Options/SARs Granted      Fiscal Year                  Per Share     Expiration Date
         -----              --------------------     -----------------------      ------------   ---------------

    Weaver H. Gaines               15,000                      30%                   $4.40          June 30, 2008


      David C. Peck                12,000                      24%                   $4.40          June 30, 2008


      Ammon B. Peck                10,000                      20%                   $4.40          June 30, 2008


         The following table sets forth certain information concerning option exercises and option holdings under the Stock Option Plan as of December 31, 1999 with respect to each of the Company's executive officers.

            Aggregated Options/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-end Option/SAR Values



                                            Number of Securities Underlying     Value of Unexercised In-The-Money
                                          Unexercised Options/SARs at FY-end          Options/SARs at FY-end
                  Name                          Exercisable/Unexerciseable          Exercisable/Unexerciseable(1)
                  ----                    ----------------------------------     ---------------------------------

            Weaver H. Gaines                         5,705/28,295                             $0/$0

             David C. Peck                           3,603/20,397                             $0/$0

             Ammon B. Peck                           3,003/16,997                             $0/$0

      (1) Value is based on the public offering price of our stock. There is no trading market for our common stock, accordingly no options are "in-the-money."

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of our common stock as of February 28, 2000, by our executive officers and by all our directors and officers group. The table includes, with respect to each shareholder, the exercise of all warrants, options or conversion of all convertible securities held by such stockholder, and exercisable within 60 days of February 28, 2000.


Name                                                                        Number of Shares       Percent
----                                                                        ----------------       -------

Bengt Agerup..............................................                      3,117,500(1)         54.0%

Ammon B. Peck, Ph.D.......................................                        654,326(2)         11.3%

Weaver H. Gaines..........................................                       550,531 (3)          9.5%

David C. Peck.............................................                       419,975 (4)          7.3%

David M. Margulies, M.D...................................                        24,709 (5)           (6)

Vincent P. Mihalik........................................                        18,184 (7)           (6)

Karl-E. Arfors, Ph.D......................................                          6,400(8)           (6)

Thomas P. Stagnaro........................................                          5,000(9)           (6)

All officers and directors
as a group  (10 persons) .................................                         4,813,103         83.32%
                                                                                ============         ======


     (1) Dr. Agerup's business address is Q-Med AB, Seminariegatan 21, SE-752 28 Uppsala, Sweden. Includes 412,500 shares and an option to purchase 2,700,000 additional shares held by Q-Med, AB (publ), of which Dr. Agerup is an officer, director, and controlling shareholder, but excludes 2,000 shares issuable under options not currently exercisable.

     (2) Dr. Peck's business address is 13709 Progress Blvd., Box 13, Alachua, FL 32615. Includes 4,326 shares issuable upon exercise of currently exercisable options and 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership, but excludes 16,674 shares issuable under options not currently exercisable.

     (3) Mr. Gaines's business address is 13709 Progress Blvd., Box 13, Alachua, FL 32615. Includes 6,319 shares issuable upon exercise of currently exercisable options, 5,952 shares issuable upon conversion of unsecured convertible notes held by Mr. Gaines and 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings, but excludes 27,681 shares issuable under options not currently exercisable. Mr. Gaines disclaims beneficial ownership of 30,000 of the WABS Associates shares.

     (4) Mr. Peck's business address is 13709 Progress Blvd., Box 13, Alachua, FL 32615. Includes 3,991 shares issuable upon exercise of currently exercisable options, 12,000 shares issuable upon conversion of unsecured convertible notes held by members of Mr. Peck's immediate family sharing his household as to which Mr. Peck disclaims beneficial ownership, but excludes 20,000 shares issuable under options not currently exercisable.

     (5) Dr. Margulies's business address is c/o CareInsite, Inc., One Hampshire Street, Cambridge, MA 02139. Includes 6,709 shares issuable upon exercise of currently exercisable options, but excludes 5,791 shares issuable under options not currently exercisable.

     (6)  Less than 1.0%.

     (7) Mr. Mihalik's business address is c/o Roche Diagnostics Corporation, 9115 Hague Road, Indianapolis, IN 46250. Includes 5,184 shares issuable upon exercise of currently exercisable options but excludes 5,816 shares issuable under options not currently exercisable.

    (8) Dr. Arfor's business address is c/o Experimental Medicine Inc, 7329 Eads Avenue, La Jolla, CA 92037. Includes 400 shares issuable upon exercise of currently exercisable option but excludes 4,100 shares issuable under options not currently exercisable.

     (9) Mr. Stagnaro's business address is 13709 Progress Blvd., Box 13, Alachua, FL 32615.

Security Ownership of Certain Beneficial Owners

         Set forth below is certain information with respect to those persons who are known to the Company to own beneficially more than five percent of our common stock as of February 28, 2000.

       Name and Address of Beneficial Owners                     Number of Shares            Percent
       -------------------------------------                     ----------------            -------
Q-Med AB (publ)(1)(6).....................................           3,117,500                 54.0%

Ammon B. Peck, Ph.D.(2)(3(6).............................             654,3267                11.3%

Weaver H. Gaines (2)(4)(6)................................             550,531                  9.5%

David C. Peck (2) (5)(6)..................................             419,975                  7.3%

     (1) Address is Q-Med AB, Seminariegatan 21, SE-752 28 Uppsala, Sweden. Dr. Agerup is a director and majority shareholder of Q-Med. Q-Med AB is not related to Q-Med, Inc., a Delaware corporation whose shares are listed on the Nasdaq small cap market.
    (2) Address is 13709 Progress Blvd., Box 13, Alachua, FL 32615.
    (3) Includes 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership and 5,000 shares issuable upon conversion of unsecured convertible notes held by members of Dr. Peck's immediate family, as to which Dr. Peck disclaims beneficial ownership.
     (4) Includes 5,952 shares issuable upon conversion of unsecured convertible notes held by Mr. Gaines and 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings. Mr. Gaines disclaims beneficial ownership of 30,000 of such WABS shares.
     (5) Includes 12,000 shares issuable upon conversion of unsecured convertible notes held by members of Mr.Peck's immediate family as to which Mr. Peck disclaims beneficial ownership and 1,400 shares held by members of Mr. Peck's immediate family, as to which Mr. Peck disclaims beneficial ownership.
     (6) Includes shares which could be acquired within 60 days of February 28, through the conversion of unsecured convertible notes or options as follows:
Q-Med AB (2,700,000 shares), Dr. Peck (3,326 shares), Mr. Gaines (6,319 shares), and Mr. Peck 3,991 shares). Percent is calculated based on actual shares outstanding plus shares exercisable by officers or directors within 60 days.

Change of Control

         Q-Med AB (publ) holds an option to acquire our shares through July 1, 2000. The effect of the option is to permit Q-Med, at any time until June 30, 2000, to purchase however many shares of our common stock as is necessary to allow them to own 50% of our outstanding shares immediately after the purchase or 2,700,000 shares, whichever is more. If they elect to exercise the option, they would have effective control of Ixion immediately following the option exercise.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

         The following are transactions since January 1, 1998 between the Company and any officer, director, director nominee, or the immediate family of any such persons.

         On April 16, 1996, the Chairman and Chief Executive Officer and the President of the Company each entered into a revolving agreement to extend funds to the Company in the form of bridge loans. Outstanding loans currently bear cash interest at the rate 8% (which can be reset annually, at the election of either party, to the prime rate in effect on January 1 of any given year plus 3%), paid monthly and upon repayment of the principal. $415,000 (not including accrued interest) in bridge loans to these officers was borrowed and was outstanding at February 28, 2000. The officers have no commitment to lend additional funds in the future.

         On April 16, 1999, we reached an agreement in principle with Q-Med AB
(publ), a biotechnology company based in Uppsala, Sweden. Bengt Agerup, a director of Ixion, is a director and majority shareholder of Q-Med. The agreement in principle was amended on September 7, 1999. Under the amended agreement, we agreed to the following:

     o we issued an option to Q-Med to acquire shares of newly-issued common stock under the following terms:
            o    exercise is at the sole discretion of Q-Med;
            o the number of shares to be acquired shall be 2,700,000 or a number of shares such that, following the exercise of the option, Q-Med shall own at least 50% of our outstanding shares (on a fully diluted basis);
            o    Q-Med must purchase all or none of the remaining option shares;
            o    the option expires not later than July 1, 2000;
            o    the cash purchase price for the option shares is $2.00/share;
                 and
            o    the option price will be paid over a two-year period.
     o Q-Med shall purchase 37,500 shares per month (at the $2.00 per share price) through the expiration of the option or the agreement. Q-Med will retain these shares without regard to whether they exercise their option;
     o As additional consideration for the option shares, the Company receives a royalty-free license to Q-Med's non-animal, stabilized hyaluronic acid technology for use as an encapsulation material for our transplantable islets;
     o If the option is exercised, the redemption of up to $787,000 of our convertible unsecured notes which note holders elect not to convert in August 2001; and
     o The agreement is cancelable by Q-Med on not less than 90 days' notice.

         If Q-Med were to exercise its option for all 2,700,000 shares, it would own over 50% of the Company.

         Q-Med, a growing, profitable Swedish company, develops, manufactures, and sells natural, specialized medical implants. Q-Med's shares are listed on the Stockholm stock exchange, and it is not related to or affiliated in any way with Q-Med, Inc., a Delaware corporation whose shares are listed on the Nasdaq small cap market. All of Q-Med's products are constructed using a proprietary form of non-animal, stabilized hyaluronic acid. Hyaluronic acid is a natural polysaccharide, first isolated in 1934. Its main function in the body is to lubricate moveable parts like joints and muscles and to transport substances to and within cells. The majority of Q-Med's revenues are accounted for by Restylane(R) for the filling out of lips, facial wrinkles, and facial folds.

         Through March 31, 2000, we have received $900,000 in payments from Q-Med, A.B. and issued a total of 450,000 shares of common stock in accordance with the amended agreement in principle, described above.

         It is the Company's policy that any material transactions or loans, and any forgiveness of loans, between officers, directors, or material shareholders and the Company must be approved by a majority of the Company's independent directors, if any, who do not have an interest in the transaction. Furthermore, all such transactions or loans must be entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. The above transactions were entered into in compliance with the Company's policy.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

         If any stockholder intends to present a proposal for consideration at the 2001 annual meeting of stockholders, such proposal must be received by the Company not later than January 3, 2001, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company's proxy statement for such meeting.

                                  ANNUAL REPORT

         The annual report to stockholders of the Company for the year ended December 31, 1999 has been mailed simultaneously to the stockholders of the Company. The Company's annual report on Form 10-KSB for the year ended December 31, 1999, as filed with the Securities and Exchange Commission (excluding exhibits) is included in the Company's annual report to stockholders.

Exhibit A                   Ixion Biotechnology, Inc.

                             1994 Stock Option Plan,
                          as amended December 22, 1999

1. Purpose of Plan. The purpose of the Ixion Biotechnology, Inc. 1994 Stock Option Plan (the "Plan") is to provide a means by which Ixion Biotechnology, Inc. (the "Company") may attract and retain directors, executive officers, other key employees who have been or who will be given responsibility for the management or administration of the Company's business and the growth of the Company, Consultants, and Members of the Scientific Advisory Board, by providing those personnel with an opportunity to participate in the growth, development and financial success of the Company which their efforts, initiative, and skill have helped produce.

2. Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the following respective meaning:

         2.1 "Board of Directors" means the Board of Directors of the Company.
         2.2      "Change in Control" shall be deemed to have occurred if:

                  (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of Directors (referred to herein as "Voting Securities"); or

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Directors whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of surviving entity) more then 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

         2.3      "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" means the Audit and Benefits Committee of the Company.

         2.5 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

         2.6 "Company" means Ixion Biotechnology, Inc., a Delaware corporation. In addition, "Company" shall mean any corporation assuming or issuing new employee stock options in substitution for Incentive Stock Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

         2.7 "Consultant" means any person designated a consultant by the Board of Directors providing services in connection with the Company's business or research.

         2.8 "Director" means a member of the Board of Directors.

         2.9 "Disability" or "disabled" means, with respect to an Employee, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Employee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than six consecutive months.

         2.10 "Disinterested Person" means a person who, pursuant to Rule 16b-3 has not been granted stock, stock options, or stock appreciation rights of the Company, under the Plan or any other plan during the period beginning one year prior to his appointment to the Committee, and during his period of service on the Committee (except grants made pursuant to Section 4.3 or 4.4).

         2.11 "Employee" means any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of its subsidiaries or affiliated entities, or of members of its Affiliated Group, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

         2.12 "Exchange Act" means the Securities Exchange Action of 1934, as amended.

         2.13 "Fair Market Value" means the per share value of the Common Stock as of a given date, determined as follows:

                  (a) If the Common Stock is listed or admitted for trading on any national securities exchange, the Fair Market Value of the Common Stock is the closing quotation for such stock on the day preceding such date, or, if shares were not traded on the day preceding such date, then on the next preceding trading day during which a sale occurred.

                  (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (Nasdaq System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of the Common Stock is the last sales price (if the stock is then listed as a national market issue under the Nasdaq System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day preceding such date as reported by Nasdaq System (or such similar quotation system).

                  (c) If neither clause (a) nor clause (b) of this Section 2.13 is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors in good faith and in accordance with uniform principles consistently applied. Such Fair Market Value shall be determined on a regular basis, not less than annually.

         2.14 "Incentive Stock Option" means an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         2.15 "Member of the Scientific Advisory Board" means a member of the Company's Scientific Advisory Board.

         2.16 "Nonqualified Option" means an Option which is not an Incentive Stock Option and which is designated as a Nonqualified Option by the Committee.

         2.17 "Officer" means an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time.

        2.18 "Option" means the Incentive Stock Options and Nonqualified Options granted under this Plan.

        2.19 "Optionee" means an Employee or an Outside Director to whom an Option is granted under this Plan.

         2.20 "Outside Director" means a Director who is Independent (if the Common Stock is listed or admitted for trading on any national securities exchange, then "Independent" as such term is defined in the applicable rules and regulations of such exchange, or if the Common Stock is not listed or admitted for trading on any national securities exchange, then "Independent" as such term is defined in applicable rules and regulations of the New York Stock Exchange, Inc.)

         2.21 "Participant" means an Optionee who is granted Options pursuant to
Section 4 of the Plan.

         2.22 "Plan" means the Ixion Biotechnology, Inc. 1994 Stock Option Plan, as it may be amended from time to time.

         2.23 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such rule may be amended from time to time.

         2.24 "Secretary" means the Secretary of the Company.

         2.25 "Securities Act" means the Securities Act of 1933, as amended.

         2.26 "Termination of Employment" means:

                  (a) With respect to any Employee, the time when the employee-employer relationship between the Optionee and the Company, its subsidiaries or affiliated entities, is terminated for any reason, with or without cause. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including without limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, and subject to any applicable agreements between the Optionee and the Company, the Company has an absolute and unrestricted right to terminate the Optionee's employment at any time for any reason whatsoever, with or without cause.

                 (b) With respect to any Outside Director, Consultant, or Member of the Scientific Advisory Board, the time when such person ceases to be a Director, Consultant, or Member of the Scientific Advisory Board of the Company for any reason, with or without cause, including without limitation, a termination by resignation, removal, death, disability, or failure to be nominated or reelected by the Company's stockholders. Nothing in this Plan or any Stock Option Agreement hereunder shall confer upon any such person, Consultant, or Member of the Scientific Advisory Board, any right to continue his or her association with the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any such person at any time for any reason whatsoever, with or without cause.

3.       Stock Subject to Plan.

         3.1 Stock Subject to Plan. The stock subject to an Option shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options granted to Directors, Members of the Scientific Advisory Board, Employees, and Consultants shall not exceed 500,000.

         3.2 Types of Awards. Options granted under the Plan may be intended to qualify for favorable tax treatment as Incentive Stock Options, and as Nonqualified Options, being those not qualified or intended for such favorable tax treatment under the Code.

         3.3 Unexercised options. If any Option expires or is canceled without having been fully exercised, additional Options for the number of shares of Common Stock that would have been issued upon exercise of such Option may be re-granted under this Plan, subject to limitations of Section 3.1.

         3.4 Changes in Company Capitalization. In the event that (i) the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another entity, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or (ii) the number of shares is increased or decreased by reason of a stock split, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion or exchange of any convertible or exchangeable securities of the Company shall not be deemed to have been "effected without receipt of consideration"), then the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which options may be granted, including adjustments to the limitations in Section 3.1 on the maximum number and kind of shares which may be issued on exercise of an Option.

4.       Granting of Options.

         4.1 Eligibility. Any Officer or other key Employee of the Company and any Outside Director, Consultant, or Member of the Scientific Advisory Board shall be eligible to be granted Options. Each Outside Director, including a member of the Committee, each Member of the Scientific Advisory Board, and each Consultant shall be eligible to be granted only Nonqualified Options.

        4.2 Incentive Stock Options. No Incentive Stock Option shall be granted unless it qualifies as an "incentive stock option" under Section 422 of the Code when granted.

         4.3      Grants.  (a)

                  (a) The Committee shall from time to time, in its absolute discretion:

                          (i) Determine which Employees are key Employees,
taking into account the nature of the services rendered by the particular Employee, the Employee's potential contribution to the long-term success of the Company, and such other factors as the Committee deems relevant, and select from among the key Employees (including those to whom Options have been previously granted under the Plan, Outside Directors who are not members of the Committee, Consultants, and Members of the Scientific Advisory Board, such of them as in its opinion should be granted Options; and

                           (ii)     Determine  the number of shares to be
subject to such Options granted to such selected individuals, and determine whether such Options are to be Incentive Stock Options or Nonqualified Options; and

                           (iii)    Determine the terms and conditions of such
Options.

                  (b) Upon the selection of such individual to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of an Option to an individual that the individual surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

         4.4      Granting of Nonqualified Options to Outside Directors.

                  (a) Each person who is an Outside Director of the Company at the date of the adoption of this Plan shall be granted Nonqualified Options to purchase 2,000 shares of Common Stock.

                       The Committee shall grant to each Outside Director annually (so long as he or she is an Outside Director on each such anniversary date) Nonqualified Options to purchase an additional 2,500 shares of Common Stock.

         4.5      Administration of the Plan.

                  (a) The Plan shall be administered by the Committee. The Committee shall consist of at least two Outside Directors (if there are such) selected by the Board of Directors, one of whom, if possible, shall be a Disinterested Person. Committee members may resign by delivering written notice to the Secretary. Vacancies on the Committee shall be filled by the Board of Directors.

                  (b) Except as otherwise provided in the Plan and except as otherwise expressly stated to the contrary in the Company's Certificate of Incorporation, Bylaws, or elsewhere, the Committee shall have the sole discretionary authority (i) to select the Officers, other key Employees, Directors, Consultants, or Members of the Scientific Advisory Board who are to be granted Options under the Plan, (ii) to determine the number of Options to be granted to any person at any time, (iii) to authorize the granting of Options,
(iv) to impose such conditions and restrictions on Options as it determines appropriate, (v) to interpret the Plan and the Options, (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, and (vii) to take any other actions in connection with the Plan and to make all determinations under the Plan as it may deem necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this
Section 4 shall be binding and conclusive on all persons.

                  (c) A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                  (d) The Committee may delegate to one or more persons any of its powers, other than its power to authorize the granting of Options, or designate one or more persons to do or perform those matters to be done or performed by the Committee, including administration of the Plan. Any person or persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.
                  (e) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All elections taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan. Members of the Committee and each person or persons designed or delegated by the Committee shall be entitled to indemnification by the Company for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Company to the fullest extent provided or permitted by the Company's Certificate of Incorporation, Bylaws, any insurance policy or other agreement intended for the benefit of the Committee, or by any applicable law.

5.       Terms of Options.

         5.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.

         5.2      Vesting of Options.

                  (a) Options granted to Outside Directors in accordance with
Section 4.4 hereof shall vest 20% at the end of the first year of service after the grant and 1/12 of 20% for each month thereafter. All other Options granted under the Plan shall vest as determined by the Committee and as set forth in the respective Stock Option Agreement, whether such vesting is based on the attainment of performance goals, chronologically, or otherwise.

                  (b) Options which have been granted but not yet vested under this Section 5.2 shall be forfeited if the Optionee dies, becomes disabled, or leaves the employment of the Company, its subsidiary, or affiliated entity for any or no reason, with or without cause, or otherwise, unless provided to the contrary in any agreement approved by the Committee between the Optionee and the Company, its subsidiary, or affiliated entity, which agreement shall govern any further vesting of Options.

         5.3      Option Exercise Price.

                  (a) The price per share for Options granted pursuant to
Section 4.3 shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

                  (b) The price of shares subject to each Nonqualified Option granted pursuant to Section 4.4 shall be the Fair Market Value of such shares on the date such Option is granted.

         5.4      Exercise Periods.

                  (a) No Option may be exercised in whole or in part until it has vested, except as may be provided in Sections 5.4(c) or 5.6 or as may otherwise be provided for in a Stock Option Agreement which has been approved by the Committee.

                  (b) Subject to the provisions of Sections 5.2, 5.4(c), 5.4(d) and 5.6, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement; provided, however, that by resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 5.2, 5.4(c), 5.4(d) and 5.6, accelerate the time at which such Option or any portion thereof may be exercised, or such rights may be set forth in an agreement between the Optionee and the Company which has been approved by the Committee.

                  (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment as may be determined by the Committee, or such rights may be set forth in an agreement between the Optionee and the Company which has been approved by the Committee.

                  (d) To the extent the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as Nonqualified Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.4(d), the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

                  (e) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                           (i)      In the case of an Incentive Stock Option:

                                    (A)     the expiration of ten years from the
date the Option was granted;

                                    (B)     in the case of an  Optionee  owning
(within the meaning of Section 424(d) of the Code), on the Date of Grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, the expiration of ten years from the date the Option was granted;

                                    (C)     except  in  the  case  of any
Optionee who is disabled (within the meaning of Section 22(a)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said three-month period;

                                    (D)     in the case of an  Optionee  who is
disabled (within the meaning of Section 22(a)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Employment for any reason other than such Optionee's death unless the Optionee dies within said one-year period;

                                    (E) the expiration of one year from the date
of the Optionee's death.

                           (ii)     In the case of a Nonqualified Option:

                                    (A)     the  expiration  of ten years and
 one day from the date the  Option was granted; or

                                    (B)     the   expiration   of  one  year
from  the  date  of  the   Optionee's Termination of Employment (whether by
death or otherwise).

                  (f) Subject to the provisions of Section 5.4(a), the Committee shall provide, in terms of each individual stock Option Agreement when such Option expires and when it becomes unexercisable, and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Stock Option Agreements that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such options shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement, death, disability, or as may otherwise be determined by the Committee.

         5.5 Adjustments in outstanding Options.In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the price resulting from rounding-off share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and conclusive upon all Optionees, the Company, and all other interested persons.

         5.6 Change of Control, Merger, Consolidation, Acquisition, Liquidation or Dissolution. Notwithstanding the provisions of Section 5.5, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after a change of control or the merger or consolidation of the Company with or into another entity, the acquisition by another entity (excluding any employee benefit plan of the Company or any or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such change of control, merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.4(a), Section 5.4(b) and/or any installment provision of such Option; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also consent to, cause or otherwise effectuate an assumption, assignment, or other transfer of the Plan and any outstanding Stock Option Agreements by or to the successor entity.

         5.7 No Right to Continued Employment. Nothing in this Plan or in any Stock Option Agreement issued hereunder shall confer upon any Optionee any right to continue in the employ of the Company or its subsidiaries or shall interfere with or restrict in any way the rights of the Company, and its subsidiaries, which are hereby expressly reserved, to terminate or discharge any optionee at any time for any reason whatsoever, with or without cause.

6.       Exercise of Options.
        --------------------

         6.1 Person Eligible to Exercise. During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the personal representative of such Optionee or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.2 Partial Exercise. At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Stock Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares.

         6.3 Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b)      either:

                           (i)      Full  payment (in cash or by check) for the
shares  with  respect to which such Option or portion is thereby exercised; or

                           (ii)     With the consent of the  Committee,  (A)
shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or (B) subject to the timing requirements of Section 6.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                           (iii)    With the consent of the  Committee,  a full
recourse promissory note bearing interest (at least at such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                           (iv)     With  the  consent  of the  Committee,  any
combination  of the  consideration provided in the foregoing subsections (i),
(ii) and (iii); and

                  (c) The payment of the Company (or other employer) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee,
(i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 6.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

                  (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 6.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         6.4 Timing Requirements. Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date, or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such option price or withholding taxes.

         6.5 Conditions to Issuance of Stock Certificates. The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion determine to be necessary or advisable; and

                  (b) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                  (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         6.6 No Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders. Except in accordance with Section 3.4 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether cash or other property) or distributions or other rights for which the record date is prior to the date on which the exercise price has been received by the Company and shares have been issued.

         6.7 Transfer Restrictions. Unless otherwise approved in writing by the Committee, no shares of Common Stock acquired upon exercise of any Option by any Officer or Director may be sold, assigned, pledged, encumbered, or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was exercised. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require any Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

7.       Additional Provisions.

         7.1 Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months before or after the date of the Board of Director's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

        7.2 Nontransferability. No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce proceeding), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

         7.3 Securities Act. Upon issuance of Common Stock of the Company to the Participant, or his heirs, the recipient of that stock shall represent that the shares of stock are taken for investment and not resale and shall make such other representations as may be necessary to qualify the issuance of the shares as exempt from the Securities Act and applicable federal and state securities laws and regulations, or to permit registration of the shares and shall represent that he or she shall not dispose of those shares in violation of the Securities Act or of applicable federal and state securities laws and regulations. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section and with the vesting requirements of Section 5.2. No shares of Common Stock of the Company shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act or any other then applicable federal or state securities law or regulation.

         7.4 Withholding of Tax. The Company shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Common Stock upon exercise of an Option that the Optionee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant under this Plan may provide by its terms that the Optionee may elect, in accordance with any applicable regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares of Common Stock, subject to the timing restrictions set forth in Section 6.4 hereof. The Optionee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares of Common Stock previously owned by such Optionee or a portion of the shares that were or otherwise would be distributed to such Optionee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

         7.5 Termination and Amendment of Plan. The Committee may at any time suspend or terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the Plan not be changed to increase the cost of the Plan to the Company. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 3.4, increase any limit imposed in Section 3.1 on the maximum number of shares which may be issued upon exercise of Options, materially modify the eligibility requirements of Section 4.1, reduce the minimum Option price requirements of
Section 5.3, extend the limit imposed on this Section 7.5 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Notwithstanding anything to the contrary contained herein, the Committee shall not amend or modify the Plan more than once every six (6) months or in any other manner inconsistent with the requirements of Rule 16b-3(c)(2)(ii) except to the extent required by changes in the Code, the Employee Retirement Income Security Act of 1974, or regulations and rules issued thereunder. No termination or amendment of the Plan may, without the consent of a Participant, adversely affect the rights of such Participant notwithstanding anything to the contrary herein. No Option may be granted during any period of suspension of the Plan nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the Plan is adopted by the Board of Directors; or

                  (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.1.

         7.6 Duties of the Company. The Company shall, at all times during the term of each Option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such Option and all other fees and expenses necessarily incurred by the Company in connection therewith.

         7.7 Absence of a Committee. Should the Board of Directors fail to appoint the Committee or should there be no Committee for any other reason, then the Plan shall be administered by the Board of Directors. All action with respect to Options granted to any Officer or key Employee who is subject to
Section 16 of the Exchange Act shall be taken by the Board of Directors if each member is a Disinterested Person, or if the entire Board of Directors is not comprised of Disinterested Persons, then by not less than two of the Directors who are Disinterested Persons. In the absence of a Committee, the Board of Directors (or that portion thereof comprised in accordance with this Section 7.7) shall have all the powers of the Committee as set forth herein in administration of the Plan.

         7.8 Effective Date of Plan. In accordance with Section 7.5 hereof, the effective date of the Plan will be the date on which it was approved by the stockholders of the Company. The Plan was adopted by the Board of Directors, subject to stockholder approval on August 31, 1994.

8.       General Provisions.

         8.1 No Rights. No Employee shall have any claim or right to be granted Options under the Plan. Neither the adoption and maintenance of the Plan nor the granting of Options pursuant to the Plan shall be deemed to constitute a contract of employment between the Company and any Employee or to be a condition of the employment of any person. The Plan and any Options granted under the Plan shall not confer upon any Participant any right with respect to continued employment by the Company, nor shall they interfere in any way with the right of the Company to terminate the employment of any Participant at any time, and for any reason, with or without cause, it being acknowledged, unless expressly provided otherwise in writing, that the employment of any Participant is "at will".

         8.2 Costs of Administration. The Company shall pay all costs and expenses of administering the Plan.

         8.3 Controlling Laws. The granting of Options and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of the Securities Act, the Exchange Act, and rules and regulations issued thereunder, including without limitation Rule 16b-3, unless a contrary interpretation of any such provisions otherwise required by applicable law. Except to the extent preempted by Federal law, this Plan and all Stock Option Agreements entered into pursuant hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of laws rules.

         8.4 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         8.5 Language. Whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other.

         8.6 No Employment Contract. The Plan is not a contract of employment, and the terms of employment of any recipient of any award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any award hereunder for a continuation of employment, nor shall interfere with the right of the Company or any subsidiary to discharge any recipient of any award hereunder and to treat him or here without regard to the effect with such treatment might have upon him or her as the recipient of any award hereunder.

         8.7 No Rights as Stockholder. No Optionee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Optionee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

                                      PROXY

                            IXION BIOTECHNOLOGY, INC.

                    Proxy solicited by the board of directors
                     for the annual meeting of stockholders

                             to be held June 9, 2000

         The undersigned hereby appoints Weaver H. Gaines or David C. Peck, or either of them, as attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of common stock of Ixion Biotechnology, Inc. (the "Company") which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at the offices of the Company at 13709 Progress Blvd., Box 13, Alachua, FL 32615, commencing at 10:00 a.m., local time, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

         Unless a contrary direction is indicated, this proxy will be voted for all nominees for director listed in Proposal 1, and for proposals 2, and 3, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

         You may revoke this proxy at any time prior to the vote at the annual meeting.

         Please complete, date, and sign this proxy and return it in the accompanying envelope.

         The board of directors recommends a vote for the nominees for director listed on the reverse of this proxy card, and a vote for proposals 2, and 3, also set forth on the other side of this proxy card.

Proposal 1. To elect seven directors to hold office until the 2000 annual meeting of stockholders.

Nominees: Weaver H. Gaines, David C. Peck, David M. Margulies, Vincent P. Mihalik, Karl-E. Arfors, Bengt Agerup, and Thomas P. Stagnaro


[ ]                           [ ]



[ ] For all nominees except as noted --------------------------




Proposal 2. To approve an amendment to the Company's 1994 Stock Option Plan, as amended, to increase the aggregate number of shares subject to the Plan to 500,000 shares.


[ ]                   [ ]                           [ ]




Proposal 3. To ratify the designation of PricewaterhouseCoopers LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 2000.


[ ]                   [ ]                           [ ]





Please sign exactly as name           Signature-----------------Date -------2000
appears on this proxy.
When signing as attorney, executor,
administrator, trustee or guardian,
please give full title.
If more than one trustee,
all should sign.  All joint           Signature:---------------Date---------2000
owners must sign.








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